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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 27, 2002

               CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of September 30, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series
                                    2002-F.

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                                333-97873                             95-4596514
          --------                                ---------                             ----------
(State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
      of Incorporation)                         File Number)                        Identification No.)


                          4500 Park Granada
                        Calabasas, California                                             91302
                        ---------------------                                             -----
             (Address of Principal Executive Officers)                                  (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a supplement to the prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2002-F (the "Notes").

     The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 that are included in the Form 8-K have been audited by KPMG LLP and are attached hereto as Exhibit 99.1. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to the reference to KPMG LLP as experts in the Supplement to the Prospectus Supplement is attached hereto as Exhibit 23.1.

     The unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine months ended September 30, 2002 and September 30, 2001 are attached hereto as Exhibit 99.2


____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2002 and the prospectus supplement dated September 27, 2002, as supplemented by the supplement to the prospectus supplement dated November 26, 2002 (collectively, the "Prospectus"), of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-F.


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Item 7.   Financial Statements, Pro Forma Financial

          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          23.1      Consent of KPMG LLP

          99.1 Financial statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001

          99.2 Unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine months ended September 30, 2002 and September 30, 2001


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWABS, INC.



                                           By:  /s/ Celia Coulter
                                                ----------------------------
                                                Name:   Celia Coulter
                                                Title:  Vice President




Dated:  November 27, 2002


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Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

23.1      Consent of KPMG LLP

99.1 Financial statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001

99.2 Unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine months ended September 30, 2002 and September 30, 2001